Exhibit 99.1

Asset Rich, Growing Value, Good Market Liquidity, Big Insider Ownership Precious Metals Summit September 20 - 22, 2018

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. The technical contents of this presentation has been reviewed and approved by Nathan M. Stubina, Ph.D., P.Eng., FCIM, Managing Director and a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". To see cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts.

Gold Equities: Bear Markets BGMI Bear Markets Since over 77 years 3 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG Duration (Number of Weeks) Apr 08, 2011 - Jan 22, 2016 Longest and Deepest 0% 20% 40% 60% 80% 100% 1 41 81 121 161 201 241 Mar 1939 - Apr 1942 Mar 1968 - Dec 1969 Aug 1974 - Aug 1976 Oct 1980 - Jun 1982 Jan 1983 - Nov 1986 Jan 1996 - Oct 2000 Feb 2008 - Nov 2008 Apr 08, 2011 - Jan 22, 2016

Big Upside Potential: Buy Gold Equities, 67% Chance of 3x BGMI Bull Markets Since over 76 years 4 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG. Updated as of August 10, 2018. Duration (Number of Weeks) We are here! 67% Chance of 3x Potential Upside Jan 2016 - Aug 2018 0% 100% 200% 300% 400% 500% 600% 700% 800% 1 41 81 121 161 201 241 281 321 361 401 Oct 1942 - Feb 1946 Jul 1960 - Mar 1968 Dec 1971 - Aug 1974 Aug 1976 - Oct 1980 Nov 2000 - Mar 2008 Oct 2008 - Apr 2011 Jan 2016 - Aug 2018

Market : Philadelphia Gold Index Ratio 5 Source: Bloomberg. Sep 18, 2018. Tech Bubble Tech Bubble 0 10 20 30 40 50 1986 1990 1994 1998 2002 2006 2010 2014 2018 SP 500 / XAU Index 0 20 40 60 80 100 120 140 1986 1990 1994 1998 2002 2006 2010 2014 2018 NASDAQ / XAU Index

The Invisible Gold Bull Market is Happening Jan 2016 - Present 6 Source: Bloomberg. From Jan 4, 2016 - Sep 18, 2018. 343% 300% MUX + 79% DJIA + 51% S&P 500 + 42% % % % % % % % -50 0 50 100 150 200 250 300 350 2016 2017 2018

MUX vs Competition Short Interest 7 Days to cover short interest Source: Ipreo. As of Aug 31, 2018 $ Tilray (TLRY) Short Covering Propelling the Price Source: Bloomberg. As of 11:15 am Sep 19, 2018 McEwen 0 50 100 150 200 250 Jul/19/2018 Aug/19/2018 Sep/19/2018

8 Source: Bloomberg. As of Sep 18, 2018. 1Three year average. High Beta1 To Gold 2.8x MUX - Interesting Chart $1.90 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2004 2008 2012 2016

MUX vs Popular Competitors - 3 Year Average Daily Trading Volume 9 Daily Trading Volume # of Shares McEwen Source: Bloomberg. As of Sep 18, 2018. US and Canadian exchanges combined.

MUX vs Competitors - Comparison of Insider Ownership 10 Source: Bloomberg, Sedar filings. As of Sep 18, 2018. % McEwen

MUX vs Competitors - 2017 CEO Total Compensation 11 Source: Bloomberg, Sedar filings. As of Sep 18, 2018. Total compensation includes salary, bonus, stock options and other compensation. McEwen $1/ yr No Options No Bonus US$ Millions

MUX’s Alignment with Share Owners 12 Financial Discipline Treasury Executive Compensation Chairman/Chief Owner $1/year Salary No Options No Bonus Insider Ownership Chairman/Chief Owner Cost of Investment 1 Cash, investments and precious metals valued at spot prices, as of Sep 18, 2018. 2 Press release Aug 13,2018 “McEwen Mining Closes $50 Million Term Loan Facility” Owns 24% MUX $161 Million Cash $62 M1 Debt $50 M2 Yield: 0.5%

13 Production in gold equivalent ounces. Gold / silver ratio 75:1. 2018-2020 based on internal estimates. San José El Gallo Black Fox Complex Gold Bar Nevada MUX Historic & Projected Production Profile Gold Equivalent Ounces 154,000 127,000 121,000 88,000 152,000 171,000 146,000 201,000 206,000 Targeting Future Organic Production Growth 20 koz 47 koz 30 koz Stock East 2022 Fuller 2023 Fenix 2021

MUX vs Peer & ETF Share Performance Jan 2016 - Present 14 MUX GDXJ GDX Torex Premier New Gold 343% 300% Source: Bloomberg. From Jan 4, 2016 - Sep 18, 2018% % % % %

Avg Daily Vol. of Shares1: Shares Outstanding: Fully Diluted: Share Price: Market Cap: Beta2: 2.7 million 337 million 352 million US$1.90 US$640 million 2.8x 15 Source: Bloomberg. US$. As of Sep 18, 2018. 1Share volume NYSE and TSX combined, 3 months average. 2Three years. NYSE & TSX 24% 32% 44% Ownership CEO Institutional Retail / Other

16 % Change Goldcorp vs Market Goldcorp vs Peers 13 Yr CAGR 31% MUX’s Chief Owner’s Past Life – Building Goldcorp 0 1000 2000 3000 1995 2000 2005 Goldcorp Barrick Kinross Newmont Glamis Meridian

1. Building - Cortez Trend, Nevada 17 MUX Growing in 2 of the World’s Great Gold Districts 1 2 3 4 5 2. Exploring & Producing - Timmins, Canada 3. Extending Mine Life - Mexico 4. Big Copper Optionality - Gold Equivalent 5. Continuing - High-Grade Production

Cortez Trend Gold Bar Mine - A Carlin Gold Deposit in the Heart of the Cortez Trend 18 Jerritt Canyon Goldstrike/Meikle Carlin Gold Quarry Pipeline Cortez Hills Four Mile/ Goldrush Ruby Hill Twin Creeks Getchell/ Turquoise Ridge Gold Bar Carlin Trend Getchell Trend Carlin Type Deposit Highways > 200 Moz Au Endowment Area Shown Nevada USA Las Vegas Reno A Few Carlin-Type Deposits A Lot of Gold Ounces

Gold Bar - Under Construction - Production 2019

Key Features

1. $81 M Capex
2. Open Pit, Heap Leach
   0.029 opt (1 gpt)
3. Average Annual Production
   60+ koz Gold
4. Cash Costs **$770/oz**
   AISC **$843/oz**
5. Mine Life - Being Extended by Exploration
   6+ Years
6. Attractive Return, Quick Payback
   @$1,250 Au, After Tax IRR of 23%[1] and 3.1 year payback[2]
   @$1,350 Au, After Tax IRR of 32%[1] and 2.5 year payback[2]



Silver Standard
Marigold
BMX
MUX Properties
Battle Mountain Cortez Trend
Barrick's Giant Gold Deposits
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Gold Bar
Waterton
Ruby Hill
N
0 6 12
Miles

Record of Decision published on Nov 8, 2017. Resource: March 30, 2018 - "Form 43-101F1 Technical Report Feasibility Study Eureka County, Nevada". AISC - All-in Sustaining cost is calculated by dividing the Total Production Cost and the LOM sustaining capital cost by total ounces produced. [1]Using 5% discount rate [2]Mar 30, 2018 - "Form 43-101F1 Technical Report Feasibility Study Eureka County, Nevada".

19

Gold Bar - Exploration 20 Exploration reactivated Q4 2017 Main objectives: Extend Mine Life (near-pit resources, Gold Bar South, waste dumps) Make new discoveries (team, data, drilling for oxide & sulfide)

Gold Bar Project vs. Cortez Complex

- Along the same trend
- Equivalent host rocks
- Alteration & mineralization
- Proximity to intrusions
- Multiple stratigraphic horizons

Gold Bar exploration potential at depth remains untested



Battle Mountain – Eureka Trend
Barrick 50Moz Au cluster
Pipeline
Cortez Hills
Cortez Fault
Fourmile Discovery
Goldrush
Nu Legacy
MUX Tonkin 1.6Moz
MUX Gold Bar 0.73Moz
Wall Fault
MUX Property Outline
Upper plate
Lower plate
0 5 10 15 20
Kilometers

21

Typical sulphide mineralization targeted (from the Cabin Creek area). 4. Deep Targets 22 Over 10 km strike length of deep targets remain unexplored Deeper, higher grade deposits are typical of Carlin systems 8.55 g/t Au 9.98 g/t Au Proposed core holes

Cortez Hills > 10 Million Ounces Gold Gold Bar Goldstrike > 50 million Ounces Gold McEwen exploration is just scratching the surface ? 0 m -300 m -600 m -900 m Targets for Deeper Large Higher-Grade Discoveries 23 Shallow Oxide Deposits Deeper Higher Grade Deposits Deeper Higher Grade Deposits

On the Golden Highway
Black Fox Complex Acquired: Oct 2017

- **1 Mine + 1 Mill**
- **48,000 oz gold production (2018, 2019)**
- **+ 1.25 Moz Au M&I resource**
- **Exploration potential**
- **US$180 million tax pools**



Timmins-Matheson Region
+70Moz gold
Stock
Taylor
Black
Fox
Lexam
Timmins
Destor-Porcupine Fault
Matheson
McEwen Mining Project
20 Km

Total of $560M invested by previous owners[1]

MUX paid $35M for acquisition

All the Right Ingredients:

- ✓ Strategic Land Position
- ✓ High grade & high gold endowment
- ✓ Underexplored
- ✓ Multiple deposits and structures

[1]Primero's 2014 purchase price of +$300 million plus ~$140 million in assumed liabilities plus capex & exploration of +$120M

24

Depth of Archean Gold Deposits 25 Black Fox & Stock Low exploration maturity level Still early days 1,000m 2,000m HG Young Campbell Red Lake Red Lake Black Fox Stock Stock East Macassa Kirkland Teck Hughes Lake Shore Wright- Hargreaves Sylvanite Toburn Kirkland Lake Timmins Camp Hollinger Dome Bell Creek Hoyle Pond

Addition of 22 koz Au Resources @ Froome Updated 127 koz AuEq Resources @ Tamarack New 114 koz Au Resource @ Stock East Zone Gold Occurrences @ 9 New Areas Black Fox & Stock – Summary of 2018 Activities 26 Excellent Progress Visible Gold 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. AuEq: Gold equivalent.

Devoted to Converting Resources to Reserves 26,000m Drilled YTD Black Fox Mine - Underground Extend Life of Mine Remaining Resource Blocks >10 g/t Au 27

Gibson-Kelore structure Black Fox structure Growing Resources Adjacent to Operations Top 3 Targets: 1) In-Mine = Deep Central Zone 2) Tamarack = Base Metals-Gold 3) Froome Area = Expansion Black Fox MINE 1 2 3 28

Verified Down-Plunge Extensions: High Quartz Zone Deep Central Zone Still OPEN to Depth Longitudinal Section - Looking NE Resource Reserve Open Pit Black Fox – UNDERGROUND 29 44.4gpt Au / 7.5m 141.2gpt Au / 2.4m 320.7gpt Au / 0.6m 1050mL confirmation 55.1 gpt Au / 1.2m

Site-Wide Exploration GIBSON SW 200m Off of the Known Corridor DDH #1062: 639gpt Au / 1.2m @ 79m Depth Gibson SW 639gpt Au / 1.2m CL Structure is OPEN in all directions 30

31 Black Fox Resources Growth Since Acquisition Indicated Resources 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. 1 4 2 3 Current Indicated Resource Ounces % Grade % 1 Black Fox 576Koz @ 7.9 g/t Au +50% +4.5% 2 Froome 181Koz @ 5.1 g/t Au +20% N/A 3 Tamarack 127Koz @ 5.08 g/t AuEq +253% -31% 4 Grey Fox 465Koz @ 6.64g/t Au -30% +50% Total 1,348,000 oz +12%

Stock Property – *High Priority Exploration in 2018*

- Over 2km strike length
- Near surface, open pit potential
- Stock Mine Past Production
  (1989 - 2005)
  137K oz @ 5.5 gpt Au
- Sept 2018
  Inferred: 114,000 @ 2.54 gpt Au
  (open pit and underground)



0.78g/t Au / 35.1m
10.85g/t Au / 1m
2.38gpt Au / 20.4m
Inc. 3.89g/t Au / 9m
4.82gpt Au / 16.3m
Inc. 19.23g/t Au / 2.9m
Stock Deposit
Stock East
22.15g/t Au / 2m
Gap
>10 g/t x m contours
500m
0.87g/t Au / 18m
0.92g/t Au / 33.1m
3.05g/t Au / 14m
Inc. 9.51g/t Au / 1m
& 4.02g/t Au / 6.5m
5.58g/t Au 3.30m
Inc. 14.80g/t Au / 1m
7.01g/t Au / 3.80m
Inc. 30.10g/t Au / 0.80m
0
1,000
meters
Au gxm Range
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5

32

Extending Mine Life in Mexico Fenix Project – Silver & Gold PEA1 33 47koz AuEq average annual production, 559 koz AuEq payable total $1,250 / oz Gold $16 / oz Silver $1,300 / oz Gold $17 / oz Silver Initial Phase 1 Capex $40.9 M $40.9 M Phase 2 Capex $30.4 M $30.4 M IRR 25.2% 33% NPV @ 5% Discount Rate $60.2 M $75 M Payback Period 4.1 Years 3.9 Years ¹June 30, 2018 PEA (filed on July 8, 2018)

34 1Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Resources1: Copper Gold Silver Indicated: 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 19.3 Billion lbs @ 0.33% 3.8 Million oz @ 0.04 gpt 135.4 Million oz @ 1.6 gpt Los Azules - Our Sleeping Giant 2017 PEA Highlights1 1st 13 years avg annual production 415 million lbs Cu @ $1.14/lb Initial Capex: $2.4 Billion @ $3.00/lb Cu: 3.6 Year Payback $2.2 Billion After-tax NPV @ 8%, 20.1% IRR Top Quartile of Low Cost Curve if in Production Today Mine Life: 36 Years

Los Azules PEA Annual Production If It Were in Production Now, Referenced to World Copper Mine Productions 2017 200 100 0 500 75% 85% 95% 5% 50% 40% 30% 20% 10% 0% 300 25% 90% 100% 900 65% 45% 60% 70% 80% 35% 55% 400 15% Cumulative Percentile Production Annual Cu Production, kt/y Las Bambas El Teniente Antamina Escondida Grasberg Collahuasi Cerro Verde KGHM Polska Miedz Los Azules, Y1 to Y13 186 kt Cu/y Los Azules, LOM 153 kt Cu/y Los Pelambres Radomiro Tomic Morenci Chuquicamata Los Bronces Future Plans Advance to permit application Joint venture 26th largest In the world 35 800 700 600 Buenavista Polar Division Kansanshi Mt Isa Copper Candelaria Cuajone Bingham Canyon Salobo Toromocho Antapaccay Oyu Tolgoi Source: SNL Mine Economics, Market Intelligence 2017

Los Azules PEA C1 Cost per Pound Copper If It Were in Production Now, Referenced to World Copper Mine C1 Cost in 2017 85% 95% 70% 45% 80% 90% 100% 0 100 20% 60% 50% 40% 30% 10% 0% 200 65% 300 500 55% 75% 5% 15% 25% 35% Cumulative Percentile Production C1 Cash Cost, US¢ / lb Cu Norilsk Las Bambas El Teniente Antamina Escondida Collahuasi Antapaccay Cerro Verde KGHM Polska Miedz Los Azules, Y1 to Y13 ($1.14 / lb) Los Azules, LOM ($1.28 / lb) Los Pelambres Buenavista Radomiro Tomic Andina Division Morenci SX-EW Chuquicamata Los Bronces Mutanda Trident - Sentinel Oyu Tolgoi Morenci Ministro Hales Escondida Tenke Fungurume Salobo Source: SNL Mine Economics, Market Intelligence 2017 36 Caserones SX-EW 400

San José Mine - Gold & Silver 37 1 Reserve grade. Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 2 February 22, 2018 - “McEwen Mining Reports 2017 Full Year and Q4 Results" 3Goldcorp website, 2018 production estimate. Underground Mine, Narrow Vein, High Grade 457 gpt Silver & 6.92 gpt Gold1 2017 Production MUX’s 49% Share 49.2 koz Gold & 3.2 Moz Silver or 91.4 koz Gold Eq. 7 Year Mine Life, in Production Since 2007 Resource2: M&I: 25.6 Moz Ag, Inf: 4.9 Moz Ag M&I: 385 koz Au, Inf: 92 koz Au San José Mine N 6 Miles 0 12 Goldcorp Cerro Negro 2018 Production3 490 koz Au Key Features San José Mine Argentina

38 Source: Bloomberg. As of Sep 18, 2018. 1Three year average. High Beta1 To Gold 2.8x MUX - Interesting Chart $1.90 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2004 2008 2012 2016